SinoCoking Coal and Coke Chemical Industries, Inc.

NASDAQ: SCOK



Investor Presentation

Global Hunter Conference - Energy, China, Metals and Mining

July 19, 2011

Legal Disclaimer

This presentation may contain, in addition to historical information, forward looking statements within the meaning of the Federal Securities laws regarding SinoCoking Coal and Coke Chemical Industries, Inc. Forward looking statements include statements about plans, objectives, goals, strategies, future events of performance and underlying assumptions and other statements that are different than historical fact. These forward looking statements are based on current management expectations and are subject to risks and uncertainties that may result in expectations not being realized and may cause actual outcomes to differ materially from expectations reflected in these forward looking statements. Potential risks and uncertainties include change in demand for the company's products and services, the impact of competition and government regulation and other risks contained in the statements filed from time to time with the United States Securities and Exchange Commission or the "SEC." All such forward looking statements, whether written or oral, made on behalf of the company are expressly qualified by these cautionary statements and such forward looking statements are subject to risks and uncertainties and we caution you not to place undue reliance on these.

Investment Summary

SinoCoking is a vertically-integrated producer and marketer of coal and coke products, including raw coal, washed coal, coke, and certain byproducts

- Profitable and scalable business model
- Vertically-integrated business that optimizes product mix based on market conditions

Significant organic growth opportunities

- The construction and operation of a new coking facility with annual production capacity of 900,000 metric tons
- To produce higher-margin byproducts such as crude benzol, sulfur and ammonium sulfate, and improve coking yields

Acquisitions

- In 2009, the provincial government directed a provincial-wide coal mine consolidation program
- July 2010 – SinoCoking was the only non-state owned company that was granted the coal mine consolidator status
- April 2011 – SinoCoking's JV with the state-owned coal mine consolidator Henan Coal Seam Gas received its business license
- May 2011 – SinoCoking obtained licenses to acquire three coal mine companies in Baofeng County

Company Overview

- **Coal Mine**
  - Located in Baofeng County, Pingdingshan
  - Mining rights to extract approximately 2.5 million metric tons of coal
- **Washing Facility**
  - Washes and processes raw coal
  - Annual production capacity of 750,000 metric tons
  - Washed coal is (a) used by the Company to manufacture coke or (b) sold to customers
- **Coking Facility**
  - Produces and sells two types of coke:
    - **metallurgical coke** used for steel manufacturing
    - **chemical coke** used mainly for synthesis gas productior
  - Annual production capacity of 250,000 metric tons
- **Power Plant**
  - Two sets of 3MW/H generators
  - Uses the coke emissions (heat and gas) to generate electricity for the Company's own consumption
- **Rail System**
  - 4.5 km private rail track that connects to the national railway system



Coal Mining Operations

SinoCoking operates an underground coal mine

- Permitted to extract 2.5 million metric tons of coal from Baofeng mine
- In FY10 extracted approximately 243,000 metric tons using the "room and pillar" method
- Extracted is bituminous coal
  - Approx. 75% of tonnage suitable for coke production
  - 25% can be used as fuel in steam-electric power generation
- The raw coal extracted is of high quality generally has a sulfur content of less than 0.6% and energy content of 5,200-6,200 kcal/kg



SinoCoking trades coal

- Brokers coal from small independent mine operators in surrounding areas
- Purchased coal may be (a) used to produce coke or (b) sold when market conditions are favorable

Coal-Washing Operations

Coal-washing facility located two miles from the mine



- Annual production capacity of 750,000 metric tons
- Uses a water-based jig washing process
- Sorting machines that can process and sort up to 600 metric tons of washed coal per hour
- 1.33 - 1.38 metric tons of raw coal can yield approximately 1 metric ton of washed coal
- The washed coal currently produced is primarily for SinoCoking's coking plant
- Also sells small amounts of washed coal if prices are favorable



Byproducts produced in coal-washing process:

- **<u>"Medium" coal</u>** - Has no sufficient thermal value for coking; mixed with raw coal and coal slurries and sold for home and industrial heating purposes
- **<u>Coal slurries</u>** are the castoffs and debris from the washing process; sold "as is" or mixed with "medium" coal

Coke Manufacturing Operations

Current factory

- Annual production capacity of 250,000 metric tons
- Produces two type of coke: metallurgical coke and chemical coke
- SinoCoking's metallurgical coke typically has 85% fixed carbon, less than 12% ash, less than 1.9% volatile matter and less than 0.7% sulfur



New coking factory

- To complete construction and start production later this year
- Estimated construction cost reduced from $70 million to $60 million (use existing electricity and water lines)
- Expected capacity of 900,000 metric tons annually
- To produce higher-margin byproducts: benzol, sulfur, ammonium sulfate and clean coal gas
- Equipped with cutting edge technologies capable of processing lower-grade, less expensive washed coal that can be easily acquired in the open market
- At full capacity, to generate approx. $100-$150 million revenues and $20-$25 million net income per year



Equipment for our New Facility…..



Charging car - 捣固焦炉装煤车



Coke guiding machine - 捣固焦炉拦焦机



Quenching car - 捣固焦炉熄焦车



Smoke guiding car - 捣固焦炉导烟车

Equipment is provided by Dalian DHI·DCW Group Co
大连华锐重工焦炉车辆设备有限公司
(大连重工·起重集团)
http://www.dhidcw.com/dhidcw/en/index.htm



Coke pushing machine - 捣固焦炉推焦机

Operational Overview: Vertical Integration

What sets us apart from competition

Coal Mining and Open Market Purchases	Coal-Washing and Processing	Coking Process	Customers



Onsite power plant
Excess electricity
Sold to State - owned grid
Light
Gases
Condenser
Coal Tar
Sold to customers
Purchased Washed coal
Baofeng County
Coke gas
Coal blending
Coking Process
Sold to customers
Metallurgical & chemical coke via private rail lines
Purchased raw coal
Baofeng County
Brokered raw coal
Sold to customers
Coal washing water jig
Hangzhuang Village
Washed coal
Sold to customers
Extracted raw coal
Zhaozhuang Village
Washed coal slurry
Sold to customers

Sales & Marketing

Product	Distribution
Coke	• Sold to distributors and the state-owned trading company Wu Han Tie Ying Trading Corporation • Non-binding annual letters of intent that set forth current year supply quantities, suggested pricing, and monthly delivery schedules
Coal Tar	• Sold to traders who resell to end users • Pre-purchase order basis; payment on delivery or prepay
Coal Gas	• The Company uses coal gas from coking factory for internal electricity needs, and the extra power generated is sold to power plants
Raw Coal	• Primarily sold to distributors for resale to power plants • Per purchase order basis; payment on delivery or prepay
Washed Coal	• Primarily sold to a trading company who then resells to Wu Han Tie Ying Trading Corporation and steel manufacturers
Coal byproducts	• Sold to trading companies and power plants

Benefits of a Vertically Integrated Model

Optimizes product mix for profit potential

- 2008 – Sold more coke when coking prices reached record levels.
- 2009 – Sold less coke when coking prices dropped; maximized profits by trading more washed coal.
- 2010 – Balanced products sales - the market for coke was recovering.
- 9M'11 – Took advantage of higher selling prices resulted from short coal supply and continued to balance product sales.


100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
5.10%
94.00%
0.90%
2.30%
59.40%
29.10%
9.20%
2.33%
51.33%
20.66%
25.68%
4.70%
50.90%
23.30%
21.10%
2008
2009
2010
9M'11
Coal tar
Coke
Washed coal
Raw coal

Attractive Consolidation Opportunity

Overview of Coal Markets in Henan Province*

- Henan Province produces approximately 8% of China's total coal production, which makes it China's fourth most prolific coal region
- Henan has five major coal production regions: Pingdingshan, Jiaozuo, Hebi, Yima, and Zhengzhou
- The market is highly fragmented with several large state-owned coal groups and hundreds of smaller producers subject to required consolidation

Government Directed Consolidation

- Henan provincial government directed consolidation of the coal industry:
  - Vertically integrated coal companies can capture more economic benefits from resources
  - Worker safety and environmental considerations
- Consolidation guidelines:
  - Small mining companies producing 150,000 - 300,000 metric tons annually, must be consolidated into qualified consolidators or shutdown
  - In July 2010, the Company was the only non-state owned company that was awarded consolidator status in Pingdingshan region

Since July 2010

*China Knowledge

Our Mining Acquisition Strategy

Second Half '10 – Several acquisition targets were identified (SinoCoking prepaid $12.8 million in the aggregate to six potential acquisition targets)

April '11 – SinoCoking's JV with the state-owned coal mine consolidator Henan Coal Seam Gas received its business license

- SinoCoking to complete acquisitions of all targets through the JV, and to pursue additional ones
- Henan Coal Seam Gas to assume management of and responsibility for all mining safety issues
- JV agreement will mitigate potential disruptions that future coal mining policy changes from the central government may otherwise have on SinoCoking's operations
- Additional business parameters of the JV:
  - research and development of and technical consulting in coal and coal bed methane ("CBM") extraction and CBM-related engineering services

May '11 - Received new business licenses to acquire three coal mines in Baofeng County:

- 60% controlling interest in Baofeng Shuangrui Coal Mine and Baofeng Xingsheng Coal Mine; 100% controlling interest in Baofeng Shunli Coal Mine.
- Acquisitions to be completed and operations to resume once the equity interests in these three mines are transferred to the JV
- Coal extracted will be used to produce coke and other coke byproducts at the new coking facility

Funding Strategy

- April '11 - Entered into RMB 360 million medium-term loan agreement
- Additional funding: internal cash flows

Financial Summary (FY ends 6-30)

All values in $ millions

Revenues


80
60
40
20
0
$58.6
$51.4
$59.0
$49.6
FY 2008
FY 2009
FY 2010
9M 2011

EBITDA


60
40
20
0
$30.2
$26.2
$49.4
$32.6
FY 2008
FY 2009
FY 2010
9M 2011*

Cash from Operations


20
15
10
5
0
$1.4
$3.3
$17.8
$11.8
FY 2008
FY 2009
FY 2010
9M 2011

Cash and Cash Equivalents


40
30
20
10
0
$6.0
$30.4
$17.4
$5.1
FY 2008
FY 2009
FY 2010
9M 2011

* Excluding the change of fair market value of warrants, 9M' 2011 EBITDA is 18.7 million

Management Team

Name	Title	Experience
Jianhua Lv	Founder, CEO and Chairman	• Founder, Executive Director and Chairman since 1996 • From 1989 to 1996 held a number of positions at the Henan Province Pingdingshan Coal Group, where he gained many years of experience in the coal and coking industries • Standing committee member of the Chinese People's Political Consultative Conference of Baofeng, Henan Province
Zan (Sam) Wu	Chief Financial Officer	• Chief Financial Officer since July 2009 • Chief representative of Global American, Inc. from 2006 – 2009 • Assistant manager and financial manager at Domino Scientific Equipment Ltd. from 2004 to 2006
Hui Huang	Director	• CEO of Wuhan Pingdingshan Coal and Wuhan Steel Unification Coking Company • Served as Director of Sales and Administration, and as Director of the Economics and Technology Cooperation Center of the Pingdingshan Coal Group • Vice-Director of the Henan Institute of Coal
Yushan Jiang	Director	• CEO of the Pingdingshan Coal Group Shoushan Coking Co., Ltd since February 2007 • Vice-Director and member of the Coking Committee of the Henan Province Metals Association • Vice-Secretary of the Henan Province Institute of Coal & Coke

Other Growth Drivers

Chinese economy expected to grow at 7%+ annually for next 5 years

- Economy has grown over 10% annually over the last thirty years
- Hundreds of millions of new middle class consumers expected to drive consumption in the next decade

Demand for coke follows growth in steel demand

- Metallurgical coke is a major input in the steel production process
- China is the world's largest crude steel producer
- China is the world’s largest producer and consumer of coking coal
- China’s estimated annual coke consumption is approximately 4.5 billion metric tons

Summary… Our Growth Strategy

The Company remains committed to **growing top and bottom lines by executing our business plan**, including:

- **Complete the new state-of-the-art coking facility to expand production and add product lines**
  - Combined production to increase from 250,000 to over 1.1 million metric tons
  - To produce more higher-margin byproducts and improve coking yields
  - Projects $100-$150 million of annual revenues and $20-$25 million of net income once at full capacity (from the new facility)

- **Optimize mix of raw coal, washed coal, coking coal and byproducts based on market conditions**

- **To complete previously announced coal mine acquisitions through the JV allowing the Company to reach 1 million metric tons of mining capacity by December 2011**

- **Take advantage of strategic cooperation with Zhengzhou Coal Group in order to diversify the Company's coal resource supply base (agreement to purchase up to 2 million metric tons of raw coal and 1 million metric tons of washed coal)**

Contact us

Company Contact Info:
Sam Wu, Chief Financial Officer
SinCoking Coal and Coke Chemical Industries Inc.
Pingdingshan, China
sinocoking@sina.com
PRC +86 3752882999

Investor Relations Contact Info:
Lena Cati,
The Equity Group, Inc.
lcati@equityny.com
Tel: 212 836-9611

SCOK: NASDAQ	
Fiscal Year End	June 30
Fully Diluted Shares Outstanding (3/31/10):	21 million
Management Ownership:	51%

SinoCoking Coal and Coke Chemical Industries, Inc.

NASDAQ: SCOK



Investor Presentation

Global Hunter Conference - Energy, China, Metals and Mining

July 19, 2011